CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Revenues
Net sales	$ 7,211	$ 7,254
Finance and interest income	329	297
Total Revenues	7,540	7,551
Costs and Expenses
Cost of goods sold	5,877	5,914
Selling, general and administrative expenses	752	725
Research and development expenses	257	264
Restructuring expenses	12	9
Interest expense	311	272
Other, net	112	103
Total Costs and Expenses	7,321	7,287
Income before income taxes and equity in income of unconsolidated subsidiaries and affiliates	219	264
Income taxes	143	138
Equity in income of unconsolidated subsidiaries and affiliates	25	25
Net Income	101	151
Net income attributable to noncontrolling interests	1	40
Net income attributable to CNH Industrial N.V.	$ 100	$ 111
Earnings per share attributable to common shareholders
Basic	$ 0.07	$ 0.09
Diluted	$ 0.07	$ 0.09